Borders Group, Inc.
(dollars in millions, except per share amounts)

2007 Quarterly Sales and Earnings Summary

	Quarter Ended May 5, 2007

	Operating	Adjustments	GAAP
	Basis (1)	(1)	Basis

Domestic Borders Superstores	$615.0	$-	$615.0
Waldenbooks Specialty Retail	108.1	-	108.1
International	69.2	-	69.2
Total sales	792.3	-	792.3
Other revenue	6.4	-	6.4
Total revenue	798.7	-	798.7
Cost of goods sold, including occupancy costs	609.3	4.5	613.8
Gross margin	189.4	(4.5)	184.9
Selling, general and administrative expenses	221.5	1.3	222.8
Pre-opening expense	1.3	-	1.3
Asset impairments and other writedowns	-	0.9	0.9
Operating income (loss)	(33.4)	(6.7)	(40.1)
Interest expense	9.3	-	9.3
Income (loss) before income taxes	(42.7)	(6.7)	(49.4)
Income taxes	(18.7)	(1.6)	(20.3)
Net income (loss) from continuing operations	$(24.0)	$(5.1)	$(29.1)
Loss on continuing operations of discontinued operations (net of tax)	(5.9)	0.5	(5.4)
Loss on disposal of discontinued operations (net of tax)	-	(1.4)	(1.4)
Loss from discontinued operations (net of tax)	(5.9)	(0.9)	(6.8)
Net Income (loss)	$(29.9)	$(6.0)	$(35.9)

Basic EPS from continuing operations	$(0.41)	$(0.09)	$(0.50)
Basic EPS from discontinued operations	$(0.10)	$(0.01)	$(0.11)
Basic EPS including discontinued operations	$(0.51)	$(0.10)	$(0.61)
Basic Weighted avg. common shares	58.6	58.6	$58.6

	Quarter Ended August 4, 2007

	Operating	Adjustments	GAAP
	Basis (1)	(1)	Basis

Domestic Borders Superstores	$658.6	$-	$658.6
Waldenbooks Specialty Retail	116.7	-	116.7
International	77.4	-	77.4
Total sales	852.7	-	852.7
Other revenue	8.8	-	8.8
Total revenue	861.5	-	861.5
Cost of goods sold, including occupancy costs	647.4	0.9	648.3
Gross margin	214.1	(0.9)	213.2
Selling, general and administrative expenses	224.9	8.4	233.3
Pre-opening expense	1.7	-	1.7
Asset impairments and other writedowns	-	0.4	0.4
Operating income (loss)	(12.5)	(9.7)	(22.2)
Interest expense	10.9	-	10.9
Income (loss) before income taxes	(23.4)	(9.7)	(33.1)
Income taxes	(11.0)	(2.7)	(13.7)
Net income (loss) from continuing operations	$(12.4)	$(7.0)	$(19.4)
Loss on continuing operations of discontinued operations (net of tax)	(2.9)	(2.0)	(4.9)
Loss on disposal of discontinued operations (net of tax)	-	(0.8)	(0.8)
Loss from discontinued operations (net of tax)	(2.9)	(2.8)	(5.7)
Net Income (loss)	$(15.3)	$(9.8)	$(25.1)

Basic EPS from continuing operations	$(0.21)	$(0.12)	$(0.33)
Basic EPS from discontinued operations	$(0.05)	$(0.05)	$(0.10)
Basic EPS including discontinued operations	$(0.26)	$(0.17)	$(0.43)
Basic Weighted avg. common shares	58.8	58.8	$58.8

	Quarter Ended November 3, 2007

	Operating	Adjustments	GAAP
	Basis (1)	(1)	Basis

Domestic Borders Superstores	$615.8	$-	$615.8
Waldenbooks Specialty Retail	109.7	-	109.7
International	79.7	-	79.7
Total sales	805.2	-	805.2
Other revenue	8.4	-	8.4
Total revenue	813.6	-	813.6
Cost of goods sold, including occupancy costs	636.2	1.2	637.4
Gross margin	177.4	(1.2)	176.2
Selling, general and administrative expenses	227.9	1.5	229.4
Pre-opening expense	1.6	-	1.6
Asset impairments and other writedowns	-	1.4	1.4
Operating income (loss)	(52.1)	(4.1)	(56.2)
Interest expense	12.3	-	12.3
Income (loss) before income taxes	(64.4)	(4.1)	(68.5)
Income taxes	(25.3)	(1.5)	(26.8)
Net income (loss) from continuing operations	$(39.1)	$(2.6)	$(41.7)
Loss on continuing operations of discontinued operations (net of tax)	(2.9)	-	(2.9)
Loss on disposal of discontinued operations (net of tax)	-	(116.5)	(116.5)
Loss from discontinued operations (net of tax)	(2.9)	(116.5)	(119.4)
Net Income (loss)	$(42.0)	$(119.1)	$(161.1)

Basic EPS from continuing operations	$(0.66)	$(0.05)	$(0.71)
Basic EPS from discontinued operations	$(0.05)	$(1.98)	$(2.03)
Basic EPS including discontinued operations	$(0.71)	$(2.03)	$(2.74)
Basic Weighted avg. common shares	58.8	58.8	$58.8

	Quarter Ended February 2, 2008

	Operating	Adjustments	GAAP
	Basis (1)	(1)	Basis

Domestic Borders Superstores	$957.8	$-	$957.8
Waldenbooks Specialty Retail	228.3	-	228.3
International	138.5	-	138.5
Total sales	1,324.6	-	1,324.6
Other revenue	22.5	-	22.5
Total revenue	1,347.1	-	1,347.1
Cost of goods sold, including occupancy costs	932.3	6.5	938.8
Gross margin	414.8	(6.5)	408.3
Selling, general and administrative expenses	268.1	2.5	270.6
Pre-opening expense	2.2	-	2.2
Asset impairments and other writedowns	-	10.4	10.4
Operating income (loss)	144.5	(19.4)	125.1
Interest expense	10.4	-	10.4
Income (loss) before income taxes	134.1	(19.4)	114.7
Income taxes	49.4	(6.4)	43.0
Net income (loss) from continuing operations	$84.7	$(13.0)	$71.7
Loss on continuing operations of discontinued operations (net of tax)	-	-	-
Loss on disposal of discontinued operations (net of tax)	-	(7.0)	(7.0)
Loss from discontinued operations (net of tax)	-	(7.0)	(7.0)
Net Income (loss)	$84.7	$(20.0)	$64.7

Diluted EPS from continuing operations	$1.44	$(0.22)	$1.22
Diluted EPS from discontinued operations	$-	$(0.12)	$(0.12)
Diluted EPS including discontinued operations	$1.44	$(0.34)	$1.10
Diluted Weighted avg. common shares	58.8	58.8	$58.8

	Year Ended February 2, 2008

	Operating	Adjustments	GAAP
	Basis (1)	(1)	Basis

Domestic Borders Superstores	$2,847.2	$-	$2,847.2
Waldenbooks Specialty Retail	562.8	-	562.8
International	364.8	-	364.8
Total sales	3,774.8	-	3,774.8
Other revenue	46.1	-	46.1
Total revenue	3,820.9	-	3,820.9
Cost of goods sold, including occupancy costs	2,825.2	13.1	2,838.3
Gross margin	995.7	(13.1)	982.6
Selling, general and administrative expenses	942.4	13.7	956.1
Pre-opening expense	6.8	-	6.8
Asset impairments and other writedowns	-	13.1	13.1
Operating income (loss)	46.5	(39.9)	6.6
Interest expense	42.9	-	42.9
Income (loss) before income taxes	3.6	(39.9)	(36.3)
Income taxes	(5.6)	(12.2)	(17.8)
Net income (loss) from continuing operations	$9.2	$(27.7)	$(18.5)
Loss on continuing operations of discontinued operations (net of tax)	(11.7)	(1.5)	(13.2)
Loss on disposal of discontinued operations (net of tax)	-	(125.7)	(125.7)
Loss from discontinued operations (net of tax)	(11.7)	(127.2)	(138.9)
Net Income (loss)	$(2.5)	$(154.9)	$(157.4)

Basic EPS from continuing operations	$0.16	$(0.47)	$(0.31)
Basic EPS from discontinued operations	$(0.20)	$(2.17)	$(2.37)
Basic EPS including discontinued operations	$(0.04)	$(2.64)	$(2.68)
Basic Weighted avg. common shares	58.7	58.7	$58.7

The results of Borders Ireland Limited, Books etc., and UK Superstores are reported as discontinued operations for all periods presented.

(1) Results from 2007 were impacted by a number of non-operating items, including asset impairments, a legal settlement, store closure costs, executive severance costs, write-offs related to the Company’s music reduction initiative and professional fees related to international strategic alternatives in Asia Pacific. Therefore, solely for analytical purposes and as an aid to better understand underlying trends, operating basis data are presented excluding these items.

Borders Group, Inc.
(dollars in millions)
Condensed Consolidated Balance Sheets

	Fiscal Period Ended
	May 5,	August 4,	November 3,	February 2,
	2007	2007	2007	2008
Assets
Cash and cash equivalents	$79.0	$71.3	$65.5	$61.0
Inventory	1,429.6	1,338.8	1,650.0	1,327.2
Other current assets	106.3	116.3	123.7	117.8
Current assets of discontinued operations	141.2	134.6	-	-
Property and equipment, net	610.6	628.1	650.7	638.8
Other assets and deferred charges	122.4	122.6	132.4	117.4
Goodwill	40.3	40.3	40.3	40.5
Noncurrent assets of discontinued operations	127.2	129.9	-	-
Total assets	$2,656.6	$2,581.9	$2,662.6	$2,302.7

Liabilities and Stockholders' Equity
Short-term borrowings and current portion of long-term debt	$677.0	$691.0	$793.2	$548.6
Accounts payable	532.8	461.2	782.3	550.3
Other current liabilities	333.9	329.2	326.3	368.9
Current liabilities of discontinued operations	127.8	130.1	-	-
Long-term debt	5.2	5.1	5.3	5.4
Other long-term liabilities	321.6	332.8	340.3	350.4
Noncurrent liabilities of discontinued operations	55.0	56.1	-	-
Total liabilities	2,053.3	2,005.5	2,247.4	1,823.6
Minority interest	1.9	2.1	2.2	2.2
Total stockholders' equity	601.4	574.3	413.0	476.9
Total liabilities, minority interest and stockholders' equity	$2,656.6	$2,581.9	$2,662.6	$2,302.7

Certain reclassifications have been made to conform to current year presentation.